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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  November 29, 1995


                       THE WASHINGTON WATER POWER COMPANY
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             (Exact name of registrant as specified in its charter)


   Washington                        1-3701                      91-0462470
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(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation or
organization)


1411 East Mission Avenue, Spokane, Washington                  99202-2600
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  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:          509-489-0500
                                                          ---------------------


                                      None
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER INFORMATION

Merger. On June 28, 1994, the Company announced that it had entered into a proposed merger agreement with Sierra Pacific Resources (SPR), Sierra Pacific Power Company (SPPC) and Resources West Energy Corporation (RWE) (renamed Altus Corporation). In 1994, applications seeking approval of the merger were filed with the Federal Energy Regulatory Commission (FERC) and with the state utility commissions of California, Idaho, Montana, Nevada, Oregon and Washington. The Company has received orders approving the merger from the commissions of all states. On November 28, 1995, the Nevada commission issued an order denying the companies' request to clarify its final order. On December 6, 1995, the Washington Utilities and Transportation Commission (WUTC) issued an order amending its final order approving a Settlement Stipulation and removing a previously imposed stay of effectiveness on that order.

The amended WUTC order states that if the use of single-system pricing information by any other jurisdiction or the inter-divisional compensation for use of transmission facilities affects allocation of revenues, expenses, rate base, or cost of capital to the detriment of Washington ratepayers, such effects will not be reflected in Washington results of operations for any purpose. The amended WUTC order states that "shareholders are at risk for any differences if there are costs that are made unrecoverable by this prohibition." The other terms of each order remain the same as was disclosed in the Company's Report on Form 10Q for the quarter ended September 30, 1995.

On November 29, 1995, the FERC ordered a formal hearing process concerning the proposed merger. Issues raised by the FERC primarily revolve around single-system versus zonal transmission rates, pricing for inter-divisional energy transfers, justification of cost savings and the effects on competition, including access by third-party users to the merged company's transmission system. An administrative law judge has been assigned to the merger proceeding and a pre-hearing conference was held on December 13, 1995 to set a procedural schedule. The companies will submit an amended filing by February 1, 1996 with hearings scheduled to begin on June 4, 1996. Based on this schedule, the companies believe an order could be issued by the FERC in 1996 or early 1997.

Most of the final orders issued by state commissions include a "reopener" clause that allows the state proceedings to be reopened if any party believes that the FERC has taken some action which makes the Stipulation in such state undesirable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE WASHINGTON WATER POWER COMPANY
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                                                    (Registrant)


Date:  December 18, 1995                             /s/ Jon E. Eliassen
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                                                       Jon E. Eliassen
                                                Vice President - Finance and
                                                  Chief Financial Officer
                                                 (Principal Accounting and
                                                     Financial Officer)